Jefferies International Limited Authorised and regulated by the Financial Conduct Authority July 2013 / Confidential Project Testudo Preliminary Draft: Subject to Change Exhibit (c)(7)

Important Disclosure
i
Preliminary Draft – Confidential
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Projection Analysis — Chiesi “Old” Base Case
Commentary
Chiesi “old” base
case assume no
generic risk attached
to Cardene
Sources: Chiesi assumptions and Testudo management projections.
Projected Fiscal Year Ending December 31, CAGR
(In US$ millions)
2013E 2014P 2015P 2016P 2017P 2018P 2019P 2020P 2021P 2022P '13-17P 13-22P
CUROSURF 39.8 39.0 40.5 41.7 42.6 42.6 43.4 43.4 44.3 44.3 1.7% 1.2%
% Growth 13.9% (2.0%) 3.8% 2.9% 2.0% - 2.0% - 2.0% -
ZYFLO 60.3 28.4 23.9 22.0 20.2 18.6 17.1 15.8 14.5 13.3 (23.9%) (15.4%)
% Growth 12.5% (52.9%) (15.7%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%)
Cardene 51.4 49.5 48.0 46.3 44.3 46.1 44.6 43.1 41.7 40.3 (3.7%) (2.7%)
% Growth 107.0% (3.7%) (2.9%) (3.5%) (4.4%) 4.2% (3.4%) (3.3%) (3.2%) (3.3%)
Bethkis 0.0 12.5 23.8 23.8 23.8 23.8 23.8 23.8 23.8 23.8 – –
% Growth - - 90.7% 0.0% - - - - - -
Retaflo 0.0 0.0 0.0 0.0 0.0 0.0 0.1 4.8 15.0 16.9 – –
% Growth - - - - - - - nm 210.6% 12.5%
Retavase 0.0 0.0 0.0 0.0 0.0 1.8 3.6 5.6 8.0 11.5 – –
% Growth - - - - - nm 102.0% 56.1% 43.3% 43.1%
CRTX067 0.0 0.0 3.0 7.7 7.6 7.6 7.5 7.5 7.5 7.5 – –
% Growth - - - 153.3% (0.4%) (0.6%) (0.6%) (0.0%) (0.0%) (0.0%)
Other Products (0.1) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 – –
% Growth (102.1%) (100.0%) - - - - - - - -
Pertzye 0.0 7.1 14.3 21.5 26.7 29.9 32.6 34.7 36.8 39.0 – –
% Growth - - 99.7% 50.7% 24.0% 12.0% 9.1% 6.4% 6.1% 6.1%
Total Revenue 151.4 136.5 153.5 163.0 165.2 170.3 172.7 178.7 191.6 196.7 2.2% 2.9%
% Growth 30.4% (9.9%) 12.5% 6.2% 1.3% 3.1% 1.4% 3.5% 7.2% 2.6%
Cost of Goods Sold 43.2 46.4 53.2 54.9 55.6 55.3 53.6 54.7 58.2 59.6
% of Revenue 28.5% 34.0% 34.6% 33.7% 33.6% 32.5% 31.0% 30.6% 30.3% 30.3%
Gross Profit 108.2 90.1 100.4 108.1 109.6 115.0 119.1 124.0 133.5 137.1 0.3% 2.7%
% Margin 71.5% 66.0% 65.4% 66.3% 66.4% 67.5% 69.0% 69.4% 69.7% 69.7%
SG&A 61.8 61.0 61.8 64.7 67.3 68.8 69.5 69.9 70.4 70.7
% of Revenue 40.8% 44.7% 40.3% 39.7% 40.8% 40.4% 40.3% 39.1% 36.8% 36.0%
Research and Development 6.5 9.1 8.2 4.0 4.0 4.0 4.0 4.0 4.0 4.0
% of Revenue 4.3% 6.7% 5.4% 2.5% 2.4% 2.3% 2.3% 2.2% 2.1% 2.0%
Amortization of Rights 17.4 18.0 20.0 19.5 20.3 20.3 20.4 21.8 21.8 21.8
Other Charges 7.0 3.8 3.4 2.6 1.7 0.7 0.1 0.1 0.1 0.1
EBIT 15.0 (2.3) 6.4 16.7 15.7 20.7 24.6 27.6 36.5 39.8 1.1% 11.4%
% Margin 9.9% (1.7%) 4.2% 10.2% 9.5% 12.1% 14.2% 15.5% 19.1% 20.3%
Depreciation and Amortization 18.1 18.5 20.5 19.9 20.6 20.6 20.7 22.1 22.1 22.1
EBITDA 33.1 16.2 26.8 36.5 36.3 41.2 45.2 49.8 58.7 62.0 2.3% 7.2%
% Margin 21.9% 11.9% 17.5% 22.4% 22.0% 24.2% 26.2% 27.8% 30.6% 31.5%

Preliminary Draft – Confidential

Projection Analysis — Chiesi Case 1
Commentary
Chiesi case 1
assumptions:
Sources: Chiesi assumptions and Testudo management projections.
Projected Fiscal Year Ending December 31, CAGR
(In US$ millions)
2013E 2014P 2015P 2016P 2017P 2018P 2019P 2020P 2021P 2022P '13-17P 13-22P
CUROSURF 39.8 39.0 40.5 41.7 42.6 42.6 43.4 43.4 44.3 44.3 1.7% 1.2%
% Growth 13.9% (2.0%) 3.8% 2.9% 2.0% - 2.0% - 2.0% -
ZYFLO 60.3 28.4 23.9 22.0 20.2 18.6 17.1 15.8 14.5 13.3 (23.9%) (15.4%)
% Growth 12.5% (52.9%) (15.7%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%)
Cardene 51.4 49.5 42.0 6.3 6.3 6.3 6.3 6.3 6.3 6.3 (40.8%) (20.8%)
% Growth 107.0% (3.7%) (15.0%) (85.0%) - - - - - -
Bethkis 0.0 12.5 23.8 23.8 23.8 23.8 23.8 23.8 23.8 23.8 – –
% Growth - - 90.7% 0.0% - - - - - -
Retaflo 0.0 0.0 0.0 0.0 0.0 0.0 0.1 4.8 15.0 16.9 – –
% Growth - - - - - - - nm 210.6% 12.5%
Retavase 0.0 0.0 0.0 0.0 0.0 1.8 3.6 5.6 8.0 11.5 – –
% Growth - - - - - nm 102.0% 56.1% 43.3% 43.1%
CRTX067 0.0 0.0 3.0 7.7 7.6 7.6 7.5 7.5 7.5 7.5 – –
% Growth - - - 153.3% (0.4%) (0.6%) (0.6%) (0.0%) (0.0%) (0.0%)
Other Products (0.1) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 – –
% Growth (102.1%) (100.0%) - - - - - - - -
Pertzye 0.0 7.1 14.3 21.5 26.7 29.9 32.6 34.7 36.8 39.0 – –
% Growth - - 99.7% 50.7% 24.0% 12.0% 9.1% 6.4% 6.1% 6.1%
Total Revenue 151.4 136.5 147.6 123.0 127.2 130.5 134.5 141.9 156.2 162.6 (4.3%) 0.8%
% Growth 30.4% (9.9%) 8.1% (16.6%) 3.4% 2.6% 3.0% 5.6% 10.1% 4.1%
Cost of Goods Sold 43.2 46.4 51.1 41.5 42.8 42.4 41.7 43.4 47.4 49.3
% of Revenue 28.5% 34.0% 34.6% 33.7% 33.6% 32.5% 31.0% 30.6% 30.3% 30.3%
Gross Profit 108.2 90.1 96.5 81.6 84.4 88.1 92.7 98.5 108.8 113.4 (6.0%) 0.5%
% Margin 71.5% 66.0% 65.4% 66.3% 66.4% 67.5% 69.0% 69.4% 69.7% 69.7%
SG&A 61.8 61.0 58.8 61.6 64.2 65.5 66.1 66.5 67.0 67.3
% of Revenue 40.8% 44.7% 39.9% 50.1% 50.4% 50.2% 49.2% 46.9% 42.9% 41.4%
Research and Development 6.5 9.1 8.2 4.0 4.0 4.0 4.0 4.0 4.0 4.0
% of Revenue 4.3% 6.7% 5.6% 3.3% 3.1% 3.1% 3.0% 2.8% 2.6% 2.5%
Amortization of Rights 17.4 18.0 20.0 19.5 20.3 20.3 20.4 21.8 21.8 21.8
Other Charges 7.0 3.8 3.4 2.6 1.7 0.7 0.1 0.1 0.1 0.1
EBIT 15.0 (2.3) 5.5 (6.8) (6.3) (2.9) 1.6 5.5 15.3 19.6 – 3.0%
% Margin 9.9% (1.7%) 3.7% (5.5%) (4.9%) (2.2%) 1.2% 3.9% 9.8% 12.0%
Depreciation and Amortization 18.1 18.5 20.5 19.9 20.6 20.6 20.7 22.1 22.1 22.1
EBITDA 33.1 16.2 25.9 13.1 14.3 17.6 22.2 27.6 37.4 41.7 (18.9%) 2.6%
% Margin 21.9% 11.9% 17.6% 10.7% 11.3% 13.5% 16.5% 19.5% 23.9% 25.6%

Preliminary Draft – Confidential
Testudo is able to
stall the launch of
generic Cardene
by 12 months
Cardene’s
generic version
enters the
market in 4Q
2014 or 1Q 2015
Cardene revenue
drop by 15.0% in
2015 and 85.0%
in 2016
Revenue
assumed to be
flat from 2016
onwards
Assumes variable
SG&A costs
attached to
Cardene post
generic
competition of
c. US$3.0-3.5m
per year

Projection Analysis — Chiesi Case 2
Commentary
Chiesi case 2
assumptions:
Sources: Chiesi assumptions and Testudo management projections.
Projected Fiscal Year Ending December 31, CAGR
(In US$ millions)
2013E 2014P 2015P 2016P 2017P 2018P 2019P 2020P 2021P 2022P '13-17P 13-22P
CUROSURF 39.8 39.0 40.5 41.7 42.6 42.6 43.4 43.4 44.3 44.3 1.7% 1.2%
% Growth 13.9% (2.0%) 3.8% 2.9% 2.0% - 2.0% - 2.0% -
ZYFLO 60.3 28.4 23.9 22.0 20.2 18.6 17.1 15.8 14.5 13.3 (23.9%) (15.4%)
% Growth 12.5% (52.9%) (15.7%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%)
Cardene 51.4 49.5 48.0 40.8 6.1 6.1 6.1 6.1 6.1 6.1 (41.2%) (21.0%)
% Growth 107.0% (3.7%) (2.9%) (15.0%) (85.0%) - - - - -
Bethkis 0.0 12.5 23.8 23.8 23.8 23.8 23.8 23.8 23.8 23.8 – –
% Growth - - 90.7% 0.0% - - - - - -
Retaflo 0.0 0.0 0.0 0.0 0.0 0.0 0.1 4.8 15.0 16.9 – –
% Growth - - - - - - - nm 210.6% 12.5%
Retavase 0.0 0.0 0.0 0.0 0.0 1.8 3.6 5.6 8.0 11.5 – –
% Growth - - - - - nm 102.0% 56.1% 43.3% 43.1%
CRTX067 0.0 0.0 3.0 7.7 7.6 7.6 7.5 7.5 7.5 7.5 – –
% Growth - - - 153.3% (0.4%) (0.6%) (0.6%) (0.0%) (0.0%) (0.0%)
Other Products (0.1) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 – –
% Growth (102.1%) (100.0%) - - - - - - - -
Pertzye 0.0 7.1 14.3 21.5 26.7 29.9 32.6 34.7 36.8 39.0 – –
% Growth - - 99.7% 50.7% 24.0% 12.0% 9.1% 6.4% 6.1% 6.1%
Total Revenue 151.4 136.5 153.5 157.5 127.1 130.3 134.3 141.7 156.0 162.5 (4.3%) 0.8%
% Growth 30.4% (9.9%) 12.5% 2.6% (19.3%) 2.6% 3.0% 5.6% 10.1% 4.1%
Cost of Goods Sold 43.2 46.4 53.2 53.1 42.7 42.3 41.7 43.4 47.4 49.2
% of Revenue 28.5% 34.0% 34.6% 33.7% 33.6% 32.5% 31.0% 30.6% 30.3% 30.3%
Gross Profit 108.2 90.1 100.4 104.4 84.3 88.0 92.6 98.4 108.7 113.2 (6.1%) 0.5%
% Margin 71.5% 66.0% 65.4% 66.3% 66.4% 67.5% 69.0% 69.4% 69.7% 69.7%
SG&A 61.8 61.0 61.8 61.6 64.2 65.5 66.1 66.5 67.0 67.3
% of Revenue 40.8% 44.7% 40.3% 39.1% 50.5% 50.3% 49.3% 46.9% 43.0% 41.4%
Research and Development 6.5 9.1 8.2 4.0 4.0 4.0 4.0 4.0 4.0 4.0
% of Revenue 4.3% 6.7% 5.4% 2.5% 3.1% 3.1% 3.0% 2.8% 2.6% 2.5%
Amortization of Rights 17.4 18.0 20.0 19.5 20.3 20.3 20.4 21.8 21.8 21.8
Other Charges 7.0 3.8 3.4 2.6 1.7 0.7 0.1 0.1 0.1 0.1
EBIT 15.0 (2.3) 6.4 16.1 (6.4) (3.0) 1.4 5.4 15.2 19.4 – 2.9%
% Margin 9.9% (1.7%) 4.2% 10.2% (5.0%) (2.3%) 1.1% 3.8% 9.7% 12.0%
Depreciation and Amortization 18.1 18.5 20.5 19.9 20.6 20.6 20.7 22.1 22.1 22.1
EBITDA 33.1 16.2 26.8 36.0 14.2 17.5 22.1 27.5 37.3 41.6 (19.0%) 2.6%
% Margin 21.9% 11.9% 17.5% 22.8% 11.2% 13.4% 16.5% 19.4% 23.9% 25.6%

Preliminary Draft – Confidential
Testudo is able to
stall the launch of
generic Cardene
by 24 months
Cardene’s
generic version
enters the
market in 4Q
2015 or 1Q 2016
Cardene revenue
drop by 15.0% in
2016 and 85.0%
in 2017
Revenue
assumed to be flat
from 2017
onwards
Assumes variable
SG&A costs
attached to
Cardene post
generic
competition of
c. US$3.0-3.5m
per year

Projection Analysis — Chiesi Case 3
Commentary
Chiesi case 2
assumptions:
Sources: Chiesi assumptions and Testudo management projections.
Projected Fiscal Year Ending December 31, CAGR
(In US$ millions)
2013E 2014P 2015P 2016P 2017P 2018P 2019P 2020P 2021P 2022P '13-17P 13-22P
CUROSURF 39.8 39.0 40.5 41.7 42.6 42.6 43.4 43.4 44.3 44.3 1.7% 1.2%
% Growth 13.9% (2.0%) 3.8% 2.9% 2.0% - 2.0% - 2.0% -
ZYFLO 60.3 28.4 23.9 22.0 20.2 18.6 17.1 15.8 14.5 13.3 (23.9%) (15.4%)
% Growth 12.5% (52.9%) (15.7%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%) (8.0%)
Cardene 51.4 49.5 48.0 46.3 39.4 5.9 5.9 5.9 5.9 5.9 (6.4%) (21.4%)
% Growth 107.0% (3.7%) (2.9%) (3.5%) (15.0%) (85.0%) - - - -
Bethkis 0.0 12.5 23.8 23.8 23.8 23.8 23.8 23.8 23.8 23.8 – –
% Growth - - 90.7% 0.0% - - - - - -
Retaflo 0.0 0.0 0.0 0.0 0.0 0.0 0.1 4.8 15.0 16.9 – –
% Growth - - - - - - - nm 210.6% 12.5%
Retavase 0.0 0.0 0.0 0.0 0.0 1.8 3.6 5.6 8.0 11.5 – –
% Growth - - - - - nm 102.0% 56.1% 43.3% 43.1%
CRTX067 0.0 0.0 3.0 7.7 7.6 7.6 7.5 7.5 7.5 7.5 – –
% Growth - - - 153.3% (0.4%) (0.6%) (0.6%) (0.0%) (0.0%) (0.0%)
Other Products (0.1) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 – –
% Growth (102.1%) (100.0%) - - - - - - - -
Pertzye 0.0 7.1 14.3 21.5 26.7 29.9 32.6 34.7 36.8 39.0 – –
% Growth - - 99.7% 50.7% 24.0% 12.0% 9.1% 6.4% 6.1% 6.1%
Total Revenue 151.4 136.5 153.5 163.0 160.3 130.1 134.0 141.5 155.8 162.2 1.4% 0.8%
% Growth 30.4% (9.9%) 12.5% 6.2% (1.7%) (18.8%) 3.0% 5.6% 10.1% 4.1%
Cost of Goods Sold 43.2 46.4 53.2 54.9 53.9 42.2 41.6 43.3 47.3 49.2
% of Revenue 28.5% 34.0% 34.6% 33.7% 33.6% 32.5% 31.0% 30.6% 30.3% 30.3%
Gross Profit 108.2 90.1 100.4 108.1 106.4 87.9 92.5 98.2 108.5 113.1 (0.4%) 0.5%
% Margin 71.5% 66.0% 65.4% 66.3% 66.4% 67.5% 69.0% 69.4% 69.7% 69.7%
SG&A 61.8 61.0 61.8 64.7 64.2 65.5 66.1 66.5 67.0 67.3
% of Revenue 40.8% 44.7% 40.3% 39.7% 40.0% 50.3% 49.3% 47.0% 43.0% 41.5%
Research and Development 6.5 9.1 8.2 4.0 4.0 4.0 4.0 4.0 4.0 4.0
% of Revenue 4.3% 6.7% 5.4% 2.5% 2.5% 3.1% 3.0% 2.8% 2.6% 2.5%
Amortization of Rights 17.4 18.0 20.0 19.5 20.3 20.3 20.4 21.8 21.8 21.8
Other Charges 7.0 3.8 3.4 2.6 1.7 0.7 0.1 0.1 0.1 0.1
EBIT 15.0 (2.3) 6.4 16.7 15.7 (3.2) 1.3 5.2 15.0 19.3 1.0% 2.8%
% Margin 9.9% (1.7%) 4.2% 10.2% 9.8% (2.5%) 1.0% 3.7% 9.6% 11.9%
Depreciation and Amortization 18.1 18.5 20.5 19.9 20.6 20.6 20.7 22.1 22.1 22.1
EBITDA 33.1 16.2 26.8 36.5 36.3 17.4 21.9 27.3 37.1 41.4 2.3% 2.5%
% Margin 21.9% 11.9% 17.5% 22.4% 22.6% 13.3% 16.4% 19.3% 23.8% 25.5%

Preliminary Draft – Confidential
Testudo is able to
stall the launch of
generic Cardene
by 36 months
Cardene’s
generic version
enters the
market in 4Q
2016 or 1Q 2017
Cardene revenue
drop by 15.0% in
2017 and 85.0% in
2018
Revenue
assumed to be
flat from 2018
onwards
Assumes
variable SG&A
costs attached
to Cardene post
generic
competition of
c. US$3.0-3.5m
per year

Discounted Cash Flow Analysis — Chiesi “Old” Base Case
Implied Share Price - EBITDA Method
Terminal EBITDA multiple
8 4.0x 5.0x 6.0x 7.0x 8.0x
14.5% 5.73 $             6.36 $             7.00 $             7.64 $             8.28 $
15.0% 5.53 6.15 6.76 7.38 7.99
WACC 15.4% 5.39 5.98 6.57 7.17 7.76
16.0% 5.17 5.74 6.31 6.87 7.44
16.5% 5.00 5.55 6.09 6.63 7.18

Preliminary Draft – Confidential
US$ million
2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E
Revenue 151.4 $          136.5 $          153.5 $          163.0 $          165.2 $          170.3 $          172.7 $          178.7 $          191.6 $          196.7 $
% Growth (9.9%) 12.5% 6.2% 1.3% 3.1% 1.4% 3.5% 7.2% 2.6%
EBITDA 33.1 $            16.2 $            26.8 $            36.5 $            36.3 $            41.2 $            45.2 $            49.8 $            58.7 $            62.0 $
% Margin 21.9% 11.9% 17.5% 22.4% 22.0% 24.2% 26.2% 27.8% 30.6% 31.5%
EBIT 15.0 $            (2.3) $             6.4 $               16.7 $            15.7 $            20.7 $            24.6 $            27.6 $            36.5 $            39.8 $
Cash Taxes (3.6) - (2.1) (6.0) (5.7) (7.6) (9.1) (10.2) (13.6) (14.9)
Tax-Adjusted EBIT 11.5 $            (2.3) $             4.3 $               10.6 $            10.0 $            13.1 $            15.5 $            17.4 $            22.9 $            24.9 $
Plus: Depreciation and Amortization 18.1 18.5 20.5 19.9 20.6 20.6 20.7 22.1 22.1 22.1
Plus: Stock-based Compensation 0.5 0.5 0.5 0.6 0.6 0.6 0.6 0.6 0.6 0.6
Less: Change in Net Working Capital (11.7) 4.9 (5.6) (3.1) (0.7) (1.7) (0.8) (2.0) (4.3) (1.7)
Less: Capital Expenditures (0.9) (0.8) (0.9) (1.0) (1.0) (1.0) (1.0) (1.1) (1.1) (1.2)
Less: Milestones & Royalties (16.4) (11.1) (9.9) (11.2) (5.4) (0.2) (0.4) (6.2) - -
Unlevered Free Cash Flow 1.1 $               9.7 $               8.8 $               15.8 $            24.1 $            31.3 $            34.5 $            30.9 $            40.2 $            44.8 $
Unlevered Free Cash Flow (Time Affected) 0.3 $               9.7 $               8.8 $               15.8 $            24.1 $            31.3 $            34.5 $            30.9 $            40.2 $            44.8 $
Discounted Unlevered Free Cash Flow 0.3 $               8.7 $               6.8 $               10.6 $            14.1 $            15.9 $            15.1 $            11.7 $            13.3 $            12.8 $
Terminal EBITDA Method (US$ mm)
Terminal EBITDA Multiple 8.0x
Implied Terminal Growth Rate 5.8%
Discount Rate 15.4%
Terminal Value 495.7 $
Present Value of Terminal Value 131.8
54.6%
Present Value of FCF (2013E - 2022E) 109.4
Implied Enterprise Value 241.2 $
Cash 63.4
Less: Debt (89.5)
Implied Equity Value 215.1 $
Fully-Diluted Shares Outstanding (mm) 27.7
Implied Share Price ($) 7.76 $
Current Testudo Share Price 8.20 $
Upside / (Downside) to Current Share Price
(5.3%)
Notes: Present value date of 30 September 2013.
(1)
(2)
(3)
(4)
Working capital assumed to be 33% of annual sales.
Capital expenditures assumed at 0.6% of sales per year as per historical filings.
Present value of free cash flow based on midpoint of discount rate of 15.4%.
Time-affected at 25% assuming transaction date as of 30 September 2013.

Discounted Cash Flow Analysis — Chiesi Case 1
Notes: Present value date of 30 September 2013.
(1) Working capital assumed to be 33% of annual sales.
(2) Capital expenditures assumed at 0.6% of sales per year as per historical filings.
(3) Present value of free cash flow based on midpoint of discount rate of 15.4%.
(4) Time-affected at 25% assuming transaction date as of 30 September 2013.
Implied Share Price - EBITDA Method
Terminal EBITDA multiple
5 4.0x 5.0x 6.0x 7.0x 8.0x
14.5% 3.62 $             4.05 $             4.48 $             4.91 $             5.34 $
15.0% 3.50 3.91 4.32 4.74 5.15
WACC 15.4% 3.40 3.80 4.20 4.60 5.00
16.0% 3.26 3.64 4.02 4.40 4.78
16.5% 3.15 3.51 3.88 4.25 4.61

Preliminary Draft – Confidential
US$ million
2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E
Revenue 151.4 $          136.5 $          147.6 $          123.0 $          127.2 $          130.5 $          134.5 $          141.9 $          156.2 $          162.6 $
% Growth (9.9%) 8.1% (16.6%) 3.4% 2.6% 3.0% 5.6% 10.1% 4.1%
EBITDA 33.1 $            16.2 $            25.9 $            13.1 $            14.3 $            17.6 $            22.2 $            27.6 $            37.4 $            41.7 $
% Margin 21.9% 11.9% 17.6% 10.7% 11.3% 13.5% 16.5% 19.5% 23.9% 25.6%
EBIT 15.0 $            (2.3) $             5.5 $               (6.8) $             (6.3) $             (2.9) $             1.6 $               5.5 $               15.3 $            19.6 $
Cash Taxes (3.6) - (1.8) - - - (0.3) (1.8) (5.5) (7.1)
Tax-Adjusted EBIT 11.5 $            (2.3) $             3.7 $               (6.8) $             (6.3) $             (2.9) $             1.3 $               3.7 $               9.8 $               12.4 $
Plus: Depreciation and Amortization 18.1 18.5 20.5 19.9 20.6 20.6 20.7 22.1 22.1 22.1
Plus: Stock-based Compensation 0.5 0.5 0.5 0.6 0.6 0.6 0.6 0.6 0.6 0.6
Less: Change in Net Working Capital (11.7) 4.9 (3.7) 8.1 (1.4) (1.1) (1.3) (2.5) (4.7) (2.1)
Less: Capital Expenditures (0.9) (0.8) (0.9) (0.7) (0.8) (0.8) (0.8) (0.8) (0.9) (1.0)
Less: Milestones & Royalties (16.4) (11.1) (9.1) (6.3) (0.8) (0.2) (0.4) (6.2) - -
Unlevered Free Cash Flow 1.1 $               9.7 $               11.1 $            14.8 $            12.0 $            16.1 $            20.0 $            16.9 $            26.8 $            32.0 $
0.3 $              9.7 $               11.1 $            14.8 $            12.0 $            16.1 $            20.0 $            16.9 $            26.8 $            32.0 $
Discounted Unlevered Free Cash Flow 0.3 $               8.7 $               8.6 $               10.0 $            7.0 $               8.2 $               8.8 $               6.4 $               8.8 $               9.1 $
Terminal EBITDA Method
(US$ mm)
Terminal EBITDA Multiple 8.0x
Implied Terminal Growth Rate 5.3%
Discount Rate 15.4%
Terminal Value 333.4 $
Present Value of Terminal Value 88.6
53.8%
Present Value of FCF (2013E - 2022E) 76.0
Implied Enterprise Value 164.6 $
Cash 63.4
Less: Debt (89.5)
Implied Equity Value 138.5 $
Fully-Diluted Shares Outstanding (mm) 27.7
Implied Share Price ($) 5.00 $
Current Testudo Share Price 8.20 $
Upside / (Downside) to Current Share Price
(39.0%)
Unlevered Free Cash Flow (Time Affected)

Discounted Cash Flow Analysis — Chiesi Case 2
Notes: Present value date of 30 September 2013.
(1) Working capital assumed to be 33% of annual sales.
(2) Capital expenditures assumed at 0.6% of sales per year as per historical filings.
(3) Present value of free cash flow based on midpoint of discount rate of 15.4%.
(4) Time-affected at 25% assuming transaction date as of 30 September 2013.
Implied Share Price - EBITDA Method
Terminal EBITDA multiple
5 4.0x 5.0x 6.0x 7.0x 8.0x
14.5% 3.88 $             4.30 $             4.73 $             5.16 $             5.59 $
15.0% 3.75 4.16 4.57 4.98 5.39
WACC 15.4% 3.64 4.04 4.44 4.84 5.24
16.0% 3.50 3.88 4.26 4.64 5.02
16.5% 3.38 3.75 4.11 4.48 4.84

Preliminary Draft – Confidential
US$ million
2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E
Revenue 151.4 $          136.5 $          153.5 $          157.5 $          127.1 $          130.3 $          134.3 $          141.7 $          156.0 $          162.5 $
% Growth (9.9%) 12.5% 2.6% (19.3%) 2.6% 3.0% 5.6% 10.1% 4.1%
EBITDA 33.1 $            16.2 $            26.8 $            36.0 $            14.2 $            17.5 $            22.1 $            27.5 $            37.3 $            41.6 $
% Margin 21.9% 11.9% 17.5% 22.8% 11.2% 13.4% 16.5% 19.4% 23.9% 25.6%
EBIT 15.0 $            (2.3) $             6.4 $               16.1 $            (6.4) $             (3.0) $             1.4 $               5.4 $               15.2 $            19.4 $
Cash Taxes (3.6) - (2.1) (5.8) - - (0.2) (1.7) (5.5) (7.1)
Tax-Adjusted EBIT 11.5 $            (2.3) $             4.3 $               10.3 $            (6.4) $             (3.0) $             1.2 $               3.6 $               9.7 $               12.3 $
Plus: Depreciation and Amortization 18.1 18.5 20.5 19.9 20.6 20.6 20.7 22.1 22.1 22.1
Plus: Stock-based Compensation 0.5 0.5 0.5 0.6 0.6 0.6 0.6 0.6 0.6 0.6
Less: Change in Net Working Capital (11.7) 4.9 (5.6) (1.3) 10.0 (1.1) (1.3) (2.5) (4.7) (2.1)
Less: Capital Expenditures (0.9) (0.8) (0.9) (0.9) (0.8) (0.8) (0.8) (0.8) (0.9) (1.0)
Less: Milestones & Royalties (16.4) (11.1) (9.9) (10.4) (0.7) (0.2) (0.4) (6.2) - -
Unlevered Free Cash Flow 1.1 $               9.7 $               8.8 $               18.0 $            23.4 $            16.0 $            19.9 $            16.9 $            26.7 $            32.0 $
Unlevered Free Cash Flow (Time Affected) 0.3 $               9.7 $               8.8 $               18.0 $            23.4 $            16.0 $            19.9 $            16.9 $            26.7 $            32.0 $
Discounted Unlevered Free Cash Flow 0.3 $               8.7 $               6.8 $               12.2 $            13.6 $            8.1 $               8.7 $               6.4 $               8.8 $               9.1 $
Terminal EBITDA Method
(US$ mm)
Terminal EBITDA Multiple 8.0x
Implied Terminal Growth Rate 5.3%
Discount Rate 15.4%
Terminal Value 332.4 $
Present Value of Terminal Value 88.4
51.6%
Present Value of FCF (2013E - 2022E) 82.9
Implied Enterprise Value 171.2 $
Cash 63.4
Less: Debt (89.5)
Implied Equity Value 145.1 $
Fully-Diluted Shares Outstanding (mm) 27.7
Implied Share Price ($) 5.24 $
Current Testudo Share Price 8.20 $
Upside / (Downside) to Current Share Price
(36.1%)

Discounted Cash Flow Analysis — Chiesi Case 3
Notes: Present value date of 30 September 2013.
(1) Working capital assumed to be 33% of annual sales.
(2) Capital expenditures assumed at 0.6% of sales per year as per historical filings.
(3) Present value of free cash flow based on midpoint of discount rate of 15.4%.
(4) Time-affected at 25% assuming transaction date as of 30 September 2013.
Implied Share Price - EBITDA Method
Terminal EBITDA multiple
5 4.0x 5.0x 6.0x 7.0x 8.0x
14.5% 4.08 $             4.51 $             4.93 $             5.36 $             5.79 $
15.0% 3.95 4.36 4.77 5.18 5.59
WACC 15.4% 3.84 4.24 4.64 5.03 5.43
16.0% 3.69 4.07 4.45 4.83 5.21
16.5% 3.57 3.94 4.30 4.66 5.03

Preliminary Draft – Confidential
US$ million
2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E
Revenue 151.4 $          136.5 $          153.5 $          163.0 $          160.3 $          130.1 $          134.0 $          141.5 $          155.8 $          162.2 $
% Growth (9.9%) 12.5% 6.2% (1.7%) (18.8%) 3.0% 5.6% 10.1% 4.1%
EBITDA 33.1 $            16.2 $            26.8 $            36.5 $            36.3 $            17.4 $            21.9 $            27.3 $            37.1 $            41.4 $
% Margin 21.9% 11.9% 17.5% 22.4% 22.6% 13.3% 16.4% 19.3% 23.8% 25.5%
EBIT 15.0 $            (2.3) $             6.4 $               16.7 $            15.7 $            (3.2) $             1.3 $               5.2 $               15.0 $            19.3 $
Cash Taxes (3.6) - (2.1) (6.0) (5.7) - (0.2) (1.7) (5.4) (7.0)
Tax-Adjusted EBIT 11.5 $            (2.3) $             4.3 $               10.6 $            10.0 $            (3.2) $             1.1 $               3.5 $               9.6 $               12.2 $
Plus: Depreciation and Amortization 18.1 18.5 20.5 19.9 20.6 20.6 20.7 22.1 22.1 22.1
Plus: Stock-based Compensation 0.5 0.5 0.5 0.6 0.6 0.6 0.6 0.6 0.6 0.6
Less: Change in Net Working Capital (11.7) 4.9 (5.6) (3.1) 0.9 10.0 (1.3) (2.5) (4.7) (2.1)
Less: Capital Expenditures (0.9) (0.8) (0.9) (1.0) (1.0) (0.8) (0.8) (0.8) (0.9) (1.0)
Less: Milestones & Royalties (16.4) (11.1) (9.9) (11.2) (4.7) (0.2) (0.4) (6.2) - -
Unlevered Free Cash Flow 1.1 $               9.7 $               8.8 $               15.8 $            26.4 $            26.9 $            19.8 $            16.8 $            26.7 $            31.9 $
Unlevered Free Cash Flow (Time Affected) 0.3 $              9.7 $               8.8 $               15.8 $            26.4 $            26.9 $            19.8 $            16.8 $            26.7 $            31.9 $
Discounted Unlevered Free Cash Flow 0.3 $               8.7 $               6.8 $               10.6 $            15.4 $            13.6 $            8.7 $               6.4 $               8.8 $               9.1 $
Terminal EBITDA Method (US$ mm)
Terminal EBITDA Multiple 8.0x
Implied Terminal Growth Rate 5.3%
Discount Rate 15.4%
Terminal Value 331.2 $
Present Value of Terminal Value 88.0
49.9%
Present Value of FCF (2013E - 2022E) 88.5
Implied Enterprise Value 176.6 $
Cash 63.4
Less: Debt (89.5)
Implied Equity Value 150.5 $
Fully-Diluted Shares Outstanding (mm) 27.7
Implied Share Price ($) 5.43 $
Current Testudo Share Price 8.20 $
Upside / (Downside) to Current Share Price
(33.8%)